UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2020

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

                                           Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 19, 2020, Spirit AeroSystems, Inc. (“Spirit”), a wholly owned subsidiary of Spirit AeroSystems Holdings, Inc. (the “Company”) received a letter (the “June 19 Letter”) from The Boeing Company (“Boeing”). Based on the June 19 Letter and further communications between the parties on June 22, 2020, Boeing has directed Spirit to reduce its 2020 B737 production plan (applicable to MAX and P-8 shipsets) from 125 to 72 shipsets, which includes 37 shipsets to be produced and delivered over the balance of the year and 35 shipsets that have already been delivered to Boeing as of June 19, 2020. Boeing indicates in the June 19 Letter that the reduction is due to COVID-19’s impact and accumulated inventory of Spirit’s B737 products; such inventory was accumulated pursuant to the parties’ prior production rate agreements.

The B737 MAX grounding coupled with the COVID-19 pandemic is a challenging, dynamic and evolving situation for Spirit. During this time, Spirit plans to work with Boeing to manage the B737 production system and supply chain.

Given the substantial production plan reduction, Spirit could breach the financial covenants under its credit agreement in the fourth quarter of 2020 without an amendment or waiver. Spirit is in communication with its lenders regarding this matter, and intends to work with them expeditiously to obtain appropriate relief from its covenants.

For further information regarding the impact of the production plan reduction on our business, financial condition, results of operations and cash flows, please refer to the risk factors discussion in our Quarterly Report on Form 10-Q for the Quarterly Period Ended April 2, 2020, including the following risk factors:

•	The COVID-19 pandemic has had and is expected to continue to have a material negative impact on our industry and business.
•	The COVID-19 pandemic along with the B737 MAX grounding presents significant challenges to our liquidity. The COVID-19 pandemic presents the potential for impairment charges and increased bad debt expense provisions or credit losses, which could negatively impact the Company’s results for the 2020 First Quarter or future quarterly periods. Further, our factoring arrangements may expose us to additional risks in light of the pandemic.
•	Our business depends, in large part, on sales of components for a single aircraft program, the B737 MAX. Further suspensions or reductions in our production rates for the B737 MAX as well as our other programs, as a result of the COVID-19 pandemic may have a material adverse impact on our business, financial condition, results of operations, and cash flows.

Please also refer to the risk factors discussion in our Annual Report on Form 10-K for the Year Ended December 31, 2019.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “predict,” “project,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, without limitation, the timing and conditions surrounding the return to service of the B737 MAX and any related impacts on our production rate; our reliance on Boeing for a significant portion of our revenues; our ability to execute our growth strategy, including our ability to timely complete and integrate our announced Asco and Bombardier acquisitions; our ability to accurately estimate and manage performance, cost, and revenue under our contracts; demand for our products and services and the effect of economic or geopolitical conditions in the industries and markets in which we operate in the U.S. and globally; our ability to manage our liquidity, borrow additional funds or refinance debt; the impact of the COVID-19 pandemic on our business and operations, including on the demand for our and our customers’ products and services, on trade and transport restrictions, on the global aerospace supply chain, on our ability to retain the skilled work force necessary for production and development and generally on our ability to effectively manage the impacts of the COVID-19 pandemic on our business operations; and other factors disclosed in our filings with the Securities and Exchange Commission. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: June 22, 2020	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary